Exhibit (a)(57)

MANNING & NAPIER FUND, INC.

ARTICLES SUPPLEMENTARY

MANNING & NAPIER FUND, INC. (the “Corporation”), a corporation organized under the laws of the State of Maryland, having its principal place of business at 290 Woodcliff Drive, Fairport, New York 14450, does hereby certify to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940.

SECOND: Pursuant to Section 2-208 of the Maryland General Corporation Law and the authority granted to the Board of Directors of the Corporation (the “Board”) in the Corporation’s Articles of Incorporation, the Board has duly adopted resolutions classifying and designating one billion, five hundred fifty million (1,550,000,000) of the Corporation’s six billion, seven hundred eighty-two million, five hundred thousand (6,782,500,000) authorized, but unclassified and unissued, shares of common stock as (i) five new portfolios of common stock of the Corporation with shares of each such portfolio being divided into four classes; (ii) two new portfolios of common stock of the Corporation with shares of each such portfolio being divided into two classes; and (iii) a new share class of two of the Corporation’s existing portfolios, as more specifically set forth below:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
High Yield Bond Series Class I	100,000,000
Real Estate Series Class I	100,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2015 Series Class C	10,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2025 Series Class C	10,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2035 Series Class C	10,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2045 Series Class C	10,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2055 Series Class C	10,000,000

THIRD: Upon filing for record these Articles Supplementary, the Corporation has the authority to issue fifteen billion (15,000,000,000) shares of common stock of the Corporation, par value $0.01 per share, having an aggregate par value of one hundred fifty million dollars ($150,000,000) and classified and designated as follows:

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Small Cap Series Class A	87,500,000
Small Cap Series Class B	2,500,000
Small Cap Series Class Z	2,500,000
Small Cap Series Class D	2,500,000
Small Cap Series Class E	2,500,000
Pro-Blend Maximum Term Series Class S	125,000,000
Pro-Blend Maximum Term Series Class C	25,000,000
Pro-Blend Maximum Term Series Class Z	2,500,000
Pro-Blend Maximum Term Series Class R	52,500,000
Pro-Blend Maximum Term Series Class E	2,500,000
Pro-Blend Maximum Term Series Class I	200,000,000
Pro-Blend Conservative Term Series Class S	162,500,000
Pro-Blend Conservative Term Series Class C	25,000,000
Pro-Blend Conservative Term Series Class Z	2,500,000
Pro-Blend Conservative Term Series Class R	52,500,000
Pro-Blend Conservative Term Series Class E	2,500,000
Pro-Blend Conservative Term Series Class I	75,000,000
Tax Managed Series Class A	87,500,000
Tax Managed Series Class B	2,500,000
Tax Managed Series Class Z	2,500,000
Tax Managed Series Class D	2,500,000
Tax Managed Series Class E	2,500,000
World Opportunities Series Class A	2,500,000,000
World Opportunities Series Class B	2,500,000
World Opportunities Series Class Z	2,500,000
World Opportunities Series Class D	2,500,000
World Opportunities Series Class E	2,500,000
Pro-Blend Moderate Term Series Class S	125,000,000
Pro-Blend Moderate Term Series Class C	25,000,000
Pro-Blend Moderate Term Series Class Z	2,500,000
Pro-Blend Moderate Term Series Class R	52,500,000
Pro-Blend Moderate Term Series Class E	2,500,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Pro-Blend Moderate Term Series Class I	125,000,000
Pro-Blend Extended Term Series Class S	125,000,000
Pro-Blend Extended Term Series Class C	25,000,000
Pro-Blend Extended Term Series Class Z	2,500,000
Pro-Blend Extended Term Series Class R	52,500,000
Pro-Blend Extended Term Series Class E	2,500,000
Pro-Blend Extended Term Series Class I	200,000,000
International Series Class S	250,000,000
International Series Class I	100,000,000
Life Sciences Series Class A	100,000,000
Technology Series Class A	100,000,000
Global Fixed Income Series Class A	50,000,000
New York Tax Exempt Series Class A	100,000,000
Ohio Tax Exempt Series Class A	100,000,000
Diversified Tax Exempt Series Class A	100,000,000
Equity Series Class A	200,000,000
Overseas Series Class A	200,000,000
High Yield Bond Series Class A	125,000,000
High Yield Bond Series Class I	100,000,000
Commodity Series Class A	30,000,000
Core Bond Series Class A	125,000,000
Core Plus Bond Class A	125,000,000
Financial Services Series Class A	100,000,000
Dividend Focus Series Class I	100,000,000
Dividend Focus Series Class S	100,000,000
Real Estate Series Class A	100,000,000
Real Estate Series Class I	100,000,000
Target Income Series Class I	100,000,000
Target Income Series Class K	40,000,000
Target Income Series Class R	40,000,000

Name of Class of Capital Stock	Number of Shares of Capital Stock Classified
Target Income Series Class C	10,000,000
Target 2010 Series Class I	100,000,000
Target 2010 Series Class K	40,000,000
Target 2010 Series Class R	40,000,000
Target 2010 Series Class C	10,000,000
Target 2015 Series Class I	100,000,000
Target 2015 Series Class K	40,000,000
Target 2015 Series Class R	40,000,000
Target 2015 Series Class C	10,000,000
Target 2020 Series Class I	100,000,000
Target 2020 Series Class K	40,000,000
Target 2020 Series Class R	40,000,000
Target 2020 Series Class C	10,000,000
Target 2025 Series Class I	100,000,000
Target 2025 Series Class K	40,000,000
Target 2025 Series Class R	40,000,000
Target 2025 Series Class C	10,000,000
Target 2030 Series Class I	100,000,000
Target 2030 Series Class K	40,000,000
Target 2030 Series Class R	40,000,000
Target 2030 Series Class C	10,000,000
Target 2035 Series Class I	100,000,000
Target 2035 Series Class K	40,000,000
Target 2035 Series Class R	40,000,000
Target 2035 Series Class C	10,000,000
Target 2040 Series Class I	100,000,000
Target 2040 Series Class K	40,000,000
Target 2040 Series Class R	40,000,000
Target 2040 Series Class C	10,000,000
Target 2045 Series Class I	100,000,000
Target 2045 Series Class K	40,000,000
Target 2045 Series Class R	40,000,000
Target 2045 Series Class C	10,000,000
Target 2050 Series Class I	100,000,000
Target 2050 Series Class K	40,000,000
Target 2050 Series Class R	40,000,000
Target 2050 Series Class C	10,000,000
Target 2055 Series Class I	100,000,000
Target 2055 Series Class K	40,000,000
Target 2055 Series Class R	40,000,000
Target 2055 Series Class C	10,000,000
Emerging Markets Series Class A	100,000,000
Inflation Focus Equity Series Class A	100,000,000
Non-U.S. Equity Select Series Class S	100,000,000
Non-U.S. Equity Select Series Class I	100,000,000
Global Equity Select Series Class S	100,000,000
Global Equity Select Series Class I	100,000,000
U.S. Equity Select Series Class S	100,000,000
U.S. Equity Select Series Class I	100,000,000
Strategic Income Conservative Series Class S	100,000,000
Strategic Income Conservative Series Class I	100,000,000
Strategic Income Moderate Series Class S	100,000,000
Strategic Income Moderate Series Class I	100,000,000
Authorized but Unclassified and Unissued	5,232,500,000

FOURTH: The shares classified pursuant to the Board resolutions set forth in Article SECOND have been classified by the Board pursuant to authority and power contained in the Corporation’s Articles of Incorporation, and shall have all the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption as set forth in the Corporation’s Articles of Incorporation.

[REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, MANNING & NAPIER FUND, INC. has caused these Articles Supplementary to be signed in its name and on its behalf by its President and its corporate seal to be hereunto affixed and attested by its Secretary as of the 1st day of March, 2012.

MANNING & NAPIER FUND, INC.

By:	/s/ B. Reuben Auspitz
B. Reuben Auspitz
President

[Seal]

Attest:

/s/ Jodi Hedberg
Jodi L. Hedberg
Secretary

THE UNDERSIGNED, President of Manning & Napier Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth herein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

/s/ B. Reuben Auspitz
B. Reuben Auspitz
President